Firstar Funds, Inc.

                                 Money Market Fund
                          Institutional Money Market Fund
                          U.S. Treasury Money Market Fund
                         U.S. Government Money Market Fund
                           Tax-Exempt Money Market Fund
                            Short-Term Bond Market Fund
                           Intermediate Bond Market Fund
                          Tax-Exempt Intermediate Bond Fund
                               Bond IMMDEXTM Fund
                              Balanced Income Fund
                              Balanced Growth Fund
                             Growth and Income Fund
                                Equity Index Fund
                                   Growth Fund
                                Special Growth Fund
                                Emerging Growth Fund
                                   MicroCap Fund
                              International Equity Fund

                                 October 12, 1999
 Supplement to the Prospectus dated March 1, 1999 (as supplemented May 24, 1999)


Page 2

Footnote number 3 under the heading "Annual Fund Operating Expenses" is replaced with the following:


3 "Other Expenses" includes administrative fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above. Each of the Money Market Fund and Institutional Money Market Fund has a Shareowner Service Plan permitting each to pay Shareholder Servicing fees to institutions (described below under the heading "Management of the Funds - Shareowner Organizations") equal to up to 0.25% of the Fund's average daily net assets. The Money Market Fund and Institutional Money Market Fund do not intend to pay Shareowner Servicing fees for the current fiscal year, and "Other Expenses" does not reflect such fees. The administrator of the Funds has voluntarily agreed that a portion of the administration fee will not be imposed on the Institutional Money Market Fund during the current fiscal year. As a result of the fee waiver, "Other Expenses" of the Institutional Money Market Fund are estimated to be 0.10%. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the Fund's consent.


Page 84

The parenthetical "(other than Institutional Money Market Fund)" is deleted from the heading "Shareowner Organizations - Retail A and B Shares; Money Market Funds."

The first sentence under that heading is replaced by the following:

The Funds (other than the Institutional Money Market Fund) have adopted distribution and service plans for the Retail A and Retail B Shares.